The PNC Financial Services Group, Inc. Third Quarter 2012 Earnings Conference Call October 16, 2012 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration.  It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary
Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents and in our SEC filings.  We provide greater detail regarding these as well as other factors in our 2011 Form 10-K, as amended by
Amendment No. 1 thereto, and 2012 Form 10-Qs, including in the Risk Factors and Risk Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of the Notes to Consolidated Financial Statements in those reports, and in our subsequent SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at
www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings.  We have included web addresses in this presentation as inactive textual references only.  Information on these websites is not part of this presentation.
Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-
looking statements are subject.  Forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.  Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as provisions for residential mortgage repurchase obligations, non-cash charges related to redemptions of trust preferred securities, gain on sale of Visa shares, expenses for residential mortgage foreclosure-related matters, integration costs, and legal, mortgage foreclosure-related and OREO costs.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.  We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items may not be indicative of our ongoing operations.  We may also provide information on the components of net interest income (purchase accounting accretion and the core remainder) and the impact of purchase accounting accretion on net interest margin, and information on return on average tangible common equity.  We believe that core net interest margin (net interest margin less (annualized purchase accounting accretion divided by average interest-earning assets)), a non-GAAP measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin.  And we believe that return on average tangible common equity (calculated as annualized net income attributable to common shareholders divided by (average common shareholders’ equity less total intangible assets, other than servicing rights)), a non-GAAP measure, is useful as a tool to help measure and assess a company’s use of common equity.  Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents and in our SEC filings.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-
equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.
We believe this adjustment may be useful when comparing yields and margins for all earning assets.  We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only.  These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Significant 3Q12 Achievements
PNC Is Well-Positioned to Continue to Create Shareholder Value.
3Q12 financial
summary
Net income
Diluted EPS from
net income
Return on
average assets
$925 million $1.64 1.23%
Net income of $925 million and EPS of $1.64
Strong overall performance driven primarily by customer, loan and fee income growth
Overall credit quality improved
Well-managed expenses - continuous improvement initiatives remained on track
Continued to strengthen capital levels and maintained strong liquidity positions
3Q12 highlights
Issued $480 million of preferred stock in late September and early October
2012

(millions)

(new clients)

(new clients)

($ billions)

Growing Customers – Long-Term Revenue Potential
(1) Net organic checking relationship growth refers to new consumer and small business accounts exclusive of accounts acquired through acquisition. (2) A Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of $50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of $10,000 or more. (3) Asset
Management Group primary client is defined as a client relationship with annual revenue generation of $10,000 or more. (4) A mortgage with a borrower as part of a residential real estate purchase transaction.
Asset Management Group Residential Mortgage
Retail Banking Corporate Banking
Purchase
4
Net organic checking relationships
1
New primary clients
2
New primary clients
3
+
+
Refinancing
Total loan originations
$7.0
$8.4
$10.8
HARP refinancing
+
48
225
230
YTD10 YTD11 YTD12
$3.3
$4.3
$5.0
$1.5
$2.0
$3.2
$2.2
$2.1
$2.6
YTD10 YTD11 YTD12
809
1,084
1,355
YTD10 YTD11 YTD12
694
869
773
YTD10 YTD11 YTD12

Strong Financial Performance
Strong
Earnings
3Q12 2Q12 3Q11 YTD12 YTD11
Net income ($ millions)
$925 $546 $834 $2,282 $2,578
Earnings per diluted share $1.64 $0.98 $1.55 $4.06 $4.79
Performance
Measures
3Q12 2Q12 3Q11 YTD12 YTD11
Return on average assets 1.23% .74% 1.24% 1.04% 1.31%
Return on average tangible
common equity
2
14.3% 8.9% 14.2% 12.1% 15.4%
(1) At period-end. (2) Return on average tangible common equity is calculated as annualized net income attributable to common shareholders divided by average tangible common equity (average common shareholders’ equity less goodwill and other intangible assets other than servicing rights). Further information is provided in the Appendix.
Balance
Sheet
Growth
3Q12 2Q12 3Q11
Loans
1
($ billions)
$182 $180 $155
Deposits
1
($ billions)
$206 $207 $188

Strong Commercial Loan Growth Funded by Favorable
Deposit Mix
Loans increased $1.5 billion or 1%
from 2Q12, primarily driven by
total commercial lending growth of
1%
Consumer loans grew 1% linked
quarter primarily due to higher
automobile lending, partially offset
by residential real estate  and
education loans run-off
Transaction deposits increased
$2.3 billion from 2Q12, reflecting
increased commercial and
consumer liquidity
Retail CDs declined due to run-off
of maturing accounts
Tier 1 common capital ratio
strengthened
% change from:
Category (billions)
Sep. 30,
2012
Jun. 30,
2012
Sep. 30,
2011
Commercial 79.7 1% 28%
Commercial real estate 18.6 1% 13%
Total commercial lending
1
105.2 1% 24%
Home equity/Residential RE 51.3 (1%) 7%
Automobile 8.3 15% 89%
Other 17.1 (2%) (2%)
Total consumer lending 76.7 1% 10%
Total loans $181.9 1% 18%
Transaction deposits $168.4 1% 18%
Retail CDs & other deposits 37.9 (7%) (15%)
Total deposits $206.3 0% 10%
Key ratios:
Transaction deposits to total
deposits 82% 80% 76%
Loans to deposits ratio 88% 87% 82%
Tier 1 common capital ratio
3
9.5% 9.3% 10.5%
(1) Total commercial lending includes commercial, commercial real estate and also includes $6.9 billion of equipment lease financing.
(2) Includes credit card, education and other loans. (3) Tier 1 common capital ratio is period-end Tier 1 common capital divided by period-end risk weighted assets and is estimated for September 30, 2012.
3Q12 highlights
2

NII Improved YOY and YTD
(1) Core net interest income is total net interest income, as reported, less related purchase accounting accretion (scheduled and cash recoveries). (2) Includes scheduled purchase accounting accretion and cash recoveries. Cash recoveries reflect cash received in excess of recorded investment from sales or payoffs of impaired commercial loans. (3) Net interest margin less (annualized purchase accounting accretion/average interest-earning assets). Further information is provided in the Appendix.
(millions)
3Q12 2Q12 3Q11 YTD12 YTD11
Core NII $2,154 $2,183 $1,884 $6,365 $5,639
Purchase accounting
accretion (PAA)
245 343 291 851 862
Total NII $2,399 $2,526 $2,175 $7,216 $6,501
Highlights
Core NII relatively stable due to
the impact of lower yielding assets
partially offset by loan growth
PAA declined by $98 million due to
lower cash recoveries on impaired
loans and lower accretion on
performing loans and CDs
Linked quarter:
YTD:
Core NII  increased 13% due to
RBC Bank (USA) acquisition,
organic loan growth and lower
funding costs
PAA decreased by $11 million
Purchase
accounting
accretion
Net interest margin Core NIM
Prior year quarter:
Core NII  increased 14% primarily
due to RBC Bank (USA) acquisition,
strong organic loan growth and
core net interest margin
improvement
PAA declined by $46 million
3.89%
3.90%
4.08%
3.82%
3.37%
3.42%
3.46%
3.53%
3.43%
3Q11 4Q11 1Q12 2Q12 3Q12
3.86%
1
1
1
3
3
1
2

Client Growth and Sales Drive Noninterest Income
Highlights
Noninterest income increased 54%
due to:
Strong client fee income growth
offset lower gains on asset sales
and RMSR hedging
Linked quarter:
YTD:
Noninterest income grew 6%
excluding the residential mortgage
repurchase provision and VISA
gain
4
despite Durbin impact
5
(millions)
3Q12 2Q12 3Q11 YTD12 YTD11
Asset management $305 $278 $287 $867 $838
Consumer services 288 290 330 842 974
Corporate services 295 290 187 817 632
Residential mortgage
banking 264 265 229 791 622
Provision for residential
mortgage repurchase
obligations (37) (438) (31) (507) (66)
Deposit service charges 152 144 140 423 394
Net gains on sales of
securities less net OTTI 16 28 33 63 79
Other 406 240 194 931 803
Total noninterest income $1,689 $1,097 $1,369 $4,227 $4,276
Prior year quarter:
Noninterest income grew 23% or
13% excluding the VISA pre-tax
gain
4
3
39%
38%
39%
30%
41%
38%
3Q11 4Q11 1Q12 2Q12 3Q12
Noninterest income to total revenue
– Lower provision for residential
mortgage repurchase
obligations of $401 million
– Pre-tax gain of $137 million on
sale of a portion of our VISA
investment
1
2
(1) Asset management includes the Asset Management Group and BlackRock. (2) Residential mortgage consists of residential mortgage banking less provision for residential mortgage repurchase obligations. (3) Excluding the provision for residential mortgage repurchase obligations of $438 million in 2Q12. Further information is provided in the Appendix. (4) Further information is provided in the Appendix.
(5) The Dodd-Frank Act limits related to interchange rates on debit card transactions, which were effective October 1, 2011.

Disciplined Expense Management While Investing for
Growth
(millions)
3Q12 2Q12 3Q11 YTD12 YTD11
Personnel $1,173 $1,107 $948 $3,346 $2,912
Occupancy 207 198 171 583 540
Equipment 184 174 159 527 484
Marketing 62 56 70 173 171
Other 894 931 784 2,667 2,265
Total core noninterest
expense
1
$2,520 $2,466 $2,132 $7,296 $6,372
Integration costs 35 52 8 232 14
Trust preferred securities
redemption charges 95 130 - 225 0
Total noninterest
expense $2,650 $2,648 $2,140 $7,753 $6,386
Noninterest expense remained stable
when compared to 2Q12
Increased personnel expense  related
to the impact of higher equity
markets on deferred compensation
obligations (partially offset by related
hedge gain in other noninterest
income) and business volumes
Other expense decreased primarily as
a result of higher additions to legal
reserves in 2Q12
Highlights
Linked quarter:
YTD:
Core noninterest expense increase of
14% reflects RBC Bank (USA)
operating costs, higher select costs
3
and overall business investments
partially offset by continuous
improvement initiatives
Prior year quarter:
Core noninterest expense increase of
18% reflects RBC Bank (USA)
operating costs, higher select
costs
3
and business investments
$101
$246
$0
$275
$550
1Q12 1H12 YTD12 FY12
$417
$550
2012 Continuous Improvement
2
financial impact
+
2
Core
1
:
(1) Core noninterest expense items do not include the impact of integration costs and trust preferred securities redemption charges, which are listed separately in the table above, but do include the impact of RBC Bank (USA) operating expenses. See the Appendix for the impact of integration costs and trust preferred securities redemptions charges for unamortized discount on each category of noninterest expense. (2) Continuous improvement initiatives for annualized run rate cost saves related to legacy PNC’s efficiency initiatives and RBC Bank (USA) cost saves. Estimated through YTD12. (3) Select costs include legal/mortgage foreclosure-related/OREO costs. Legal represents accruals for legal contingencies and mortgage foreclosure-related represents costs to comply with regulatory consent decrees. OREO costs consist of gains/losses on sale of OREO assets, write-downs on the assets and operating expenses.

($ billions)
Criticized commercial loans decreased 8% YoY

($ billions)
Accruing loans past due decreased 11% YoY

($ billions)
NPLs decreased 8% YoY

($ millions)
Net charge-offs decreased 9% YoY

Credit Trends Continue to Improve
Nonperforming loans
2,4
Provision and net charge-offs
Criticized commercial loans
30-89 Days 90 Days +
Accruing loans past due
2,3
Criticized Commercial loans
1
Total nonperforming loans
Provision
Net charge-offs
$10.8
$9.9
$11.8
$10.7
$9.9
3Q11 4Q11 1Q12 2Q12 3Q12
$2.8 $3.0 $2.6 $2.5 $2.5
$1.6
$1.6
$1.7
$1.4
$1.4
3Q11 4Q11 1Q12 2Q12 3Q12
$3.7
$3.6
$3.6
$3.5
$3.4
3Q11 4Q11 1Q12 2Q12 3Q12
$365
$327
$333
$315
$331
$261
$190
$185
$256
$228
3Q11 4Q11 1Q12 2Q12 3Q12
As of quarter end except net charge-offs and provision, which are for the quarter. (1) Criticized loans are ones that we consider “special mention,”
“substandard’” or “doubtful”. (2) Loans acquired from National City or RBC Bank (USA) that were impaired are not included as they were recorded at estimated fair value when acquired and are currently considered performing loans due to the accretion of interest in purchase accounting. (3) Includes loans that are government guaranteed/insured, primarily residential mortgages. These loans totaled $2.7 billion in 3Q12. (4) Does not include loans held for sale or foreclosed and other assets. Effective in 2011, excludes residential real estate loans accounted for under the fair value option.

Strong Capital and Liquidity Position
(1) Estimated at September 30, 2012. (2) Based on current understanding of Basel III NPRs and estimates of Basel II (with proposed modifications) risk-weighted assets. Includes application of Basel II.5. Subject to further regulatory clarity and development, validation and regulatory approval of Basel models. (3) Parent company liquidity coverage defined as liquid assets divided by funding obligations within a two year period.
3Q12 highlights
Basel I Tier 1 common ratio of 9.5%
1
Capital priorities:
Basel III Tier 1 common ratio goal is 8.0-8.5% by year-end 2013 without benefit of phase-ins
2
Issued $480 million of preferred stock in late September and early October 2012 bringing our total Basel III qualifying preferred stock to $3.6 billion
Strong liquidity position
Increased 20 bps due to retained earnings partially offset by increase in risk-weighted assets from loan growth
Build capital to support client growth and business investment
Maintain appropriate capital in light of  economic uncertainty
Return excess capital to shareholders
Improved capital treatment expected on sub-investment grade securities
Loans to deposits ratio of 88%
Parent company two year liquidity coverage
3
of 151%

Cautionary Statement Regarding Forward-Looking
Information
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-
looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,”
“forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made.  We do not assume any duty and do not undertake to update forward-looking statements.  Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
o Changes in interest rates and valuations in debt, equity and other financial markets.
o Disruptions in the liquidity and other functioning of U.S. and global financial markets.
o The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-
backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
o Actions by Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
o Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
o Slowing or failure of the current moderate economic expansion.
o Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
o Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting.  These statements are based on our current view that the moderate economic expansion will persist and interest rates will remain very low in 2012 and 2013, despite downside risks from the “fiscal cliff” and European recession.
•PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of
PNC’s balance sheet.  In addition, PNC’s ability to forecast regulatory capital ratios will be dependent on the ongoing development, validation and regulatory approval of related models.
Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management.  These developments could include:
o Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles.  We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and
Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
o Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
o Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries.  In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-
acquisition business and activities of acquired companies, such as National City.  These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices and in additional expenses and collateral costs, and may cause reputational harm to PNC.
o Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
o Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.
•Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards.  In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
•Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
•Our acquisition of RBC Bank (USA) presents us with risks and uncertainties related to the integration of the acquired businesses into PNC, including:
o Anticipated benefits of the transaction, including cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
o Our ability to achieve anticipated results from this transaction is dependent also on the extent of credit losses in the acquired loan portfolios and the extent of deposit attrition, in part related to the state of economic and financial markets. Also, litigation and regulatory and other governmental investigations that may be filed or commenced relating to the pre-acquisition business and activities of RBC Bank (USA) could impact the timing or realization of anticipated benefits to PNC.
o Integration of RBC Bank (USA)’s business and operations into PNC may take longer than anticipated or be substantially more costly than anticipated or have unanticipated adverse results relating to RBC Bank (USA)’s or PNC’s existing businesses.  PNC’s ability to integrate RBC Bank
(USA) successfully may be adversely affected by the fact that this transaction results in PNC entering several geographic markets where PNC did not previously have any meaningful retail presence.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•In addition to the RBC Bank (USA) transaction, we grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities.  These other acquisitions often present risks and uncertainties analogous to those presented by the RBC Bank (USA) transaction.  Acquisition risks include those presented by the nature of the business acquired as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues.  Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape.  Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2011 Form 10-K, as amended by Amendment No. 1 thereto, and first and second quarter 2012 Form 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and
Guarantees Notes of the Notes to Consolidated Financial Statements in those reports, and in our subsequent SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
In millions Sep. 30, 2012 Jun. 30, 2012 Sep. 30, 2011 Sep. 30, 2012 Sep. 30, 2011
Tier 1 common capital (1) $24,383 $23,691 $23,448 $24,383 $23,448
Reported net income 925                 546                 834                 2,282                 2,578
Reported net income, if annualized 3,680              2,196              3,309              3,048                 3,447
Return on tier 1 common capital 15.3% 9.3% 14.3% 18.8% 22.2%
(1) Estimated for Sep. 30, 2012.
As of or for the nine months ended
PNC believes that return on tier 1 common capital is useful as a tool to help measure and assess a company's use of common equity.
As of or for the three months ended
In millions Sep. 30, 2012 Jun. 30, 2012 Sep. 30, 2011 Sep. 30, 2012 Sep. 30, 2011
Average common shareholders' equity $34,323 $33,648 $32,124 $33,654 $31,147
Average goodwill and other intangible assets other than servicing rights 9,956 10,008 8,989 9,766 9,002
Average tangible common equity $24,367 $23,640 $23,135 $23,888 $22,145
Net income attributable to common shareholders 876                526               826                2,168                2,547
Net income attributable to common shareholders, if annualized 3,485             2,116            3,277             2,896                3,405
Return on average tangible common equity 14.3% 8.9% 14.2% 12.1% 15.4%
As of or for the three months ended As of or for the nine months ended
PNC believes that return on average tangible common equity is useful as a tool to help measure and assess a company's use of common equity.

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended
In millions Jun. 30, 2011
Total noninterest income, as reported $1,097
Total revenue, as reported $3,623
Adjustments:
   Provision for residential mortgage repurchase obligations 438
Total noninterest income, as adjusted $1,535
Total revenue, as adjusted $4,061
Total noninterest income to total revenue, as reported 30%
Total noninterest income to total revenue, as adjusted 38%
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of those items on our operations.
In millions Sep. 30, 2012 Sep. 30, 2011 % change
Total noninterest income, as reported $4,227 $4,276 -1%
Adjustments:
   Provision for residential mortgage repurchase obligations 507 66
   Gain on sale of Visa Class B common shares (137)                   -
Total noninterest income, as adjusted $4,597 $4,342 6%
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of those items on our operations.
For the nine months ended
In millions Sep. 30, 2012 Sep. 30, 2011 % change
Total noninterest income, as reported $1,689 $1,369 23%
Adjustments:
   Gain on sale of Visa Class B common shares (137)                   -
Total noninterest income, as adjusted $1,552 $1,369 13%
For the three months ended
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of those items on our operations.

Non-GAAP to GAAP Reconcilement
$ in millions Sept. 30, 2012 Jun. 30, 2012 Mar. 31, 2012 Dec. 31, 2011 Sep. 30, 2011
Net interest margin, as reported 3.82% 4.08% 3.90% 3.86% 3.89%
Purchase accounting accretion (1) $245 $343 $263 $256 $291
Purchase accounting accretion, if annualized $975 $1,380 $1,058 $1,016 $1,155
Avg. interest earning assets $252,606 $250,132 $237,734 $228,406 $224,072
Annualized purchase accounting accretion/Avg. interest-earning assets 0.39% 0.55% 0.44% 0.44% 0.52%
Core net interest margin (2) 3.43% 3.53% 3.46% 3.42% 3.37%
For the three months ended
(1) Purchase accounting accretion is scheduled purchase accounting accretion plus cash recoveries.
(2) PNC believes that core net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin.  The adjustment represents annualized purchase accounting accretion divided by average interest-earning assets.
Appendix

Non-GAAP to GAAP Reconcilement
Appendix
In millions Sep. 30, 2012 Jun. 30, 2012 Sep. 30, 2011 Sep. 30, 2012 Sep. 30, 2011
Personnel, as reported $1,171 $1,119 $949 $3,401 $2,914
   Integration costs (2)                 12                 1                    55                 2
Core Personnel 1,173            1,107            948               3,346            2,912
Occupancy, as reported 212               199               171               601               540
   Integration costs 5                    1                    -                    18                 -
Core Occupancy 207               198               171               583               540
Equipment, as reported 185               181               159               541               484
   Integration costs 1                    7                    -                    14                 -
Core Equipment 184               174               159               527               484
Marketing, as reported 74                 67                 72                 209               175
   Integration costs 12                 11                 2                    36                 4
Core Marketing 62                 56                 70                 173               171
Other, as reported 1,008            1,082            789               3,001            2,273
   Integration costs 19                 21                 5                    109               8
   TPS redemption charges 95                 130               -                    225               -
Core Other 894               931               784               2,667            2,265
   Total core noninterest expense $2,520 $2,466 $2,132 $7,296 $6,372
Selected items:
   Integration costs $35 $52 $8 $232 $14
   Trust preferred securities redemption charges 95                 130               -                    225               -
   Total noninterest expense $2,650 $2,648 $2,140 $7,753 $6,386
For the quarter ended For the nine months ended